                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

X     Preliminary information statement
---

      Definitive information statement

---

            Confidential, for use of the Commission only (as permitted by Rule
---         14c-5(d)(2))


                         MANUFACTURERS INVESTMENT TRUST

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

 X    No fee required.
---
      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
---
      (not applicable)

      Fee paid previously with preliminary materials
---

--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (not applicable)

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

June    , 2003
     ---

Dear Variable Annuity and Variable Life Contract Owners:

      Although you are not a shareholder of Manufacturers Investment Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife USA and Manulife New York for such purposes.

      Enclosed please find the Trust's Information Statement regarding the following subadviser changes:


Portfolio                                 Current Subadviser                      New Subadviser

High Yield Trust                          Miller Anderson                         Salomon Brothers Asset Management
                                                                                  Inc ("SaBAM")
All Cap Value Trust                       The Dreyfus Corporation                 Lord, Abbett & Co.
                                                                                  ("Lord Abbett")
International Small Cap Trust             Founders Asset Management LLC           Templeton Investment Counsel, Inc.
                                                                                  ("Templeton")


      The investment advisory fee for the All Cap Value Trust has been lowered as noted in the Information Statement. All other advisory fees remain unchanged.

      PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

      If you have any questions regarding any of the proposals, please call one of the following numbers on any business day:

         For Manulife USA variable annuity contracts:                           (800) 344-1029
         For Manulife USA variable life contracts:                              (800) 827-4546
         For Manulife New York variable annuity contracts:                      (800) 551-2078
         For Manulife New York variable life contracts:                         (888) 267-7784


                                               Sincerely,

                                               /s/ James D. Gallagher
                                               ______________________

                                               James D. Gallagher,
                                               Secretary
                                               Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST

                      INFORMATION STATEMENT TO SHAREHOLDERS

                    REGARDING NEW SUBADVISORY AGREEMENTS FOR

                              THE HIGH YIELD TRUST

                             THE ALL CAP VALUET RUST

                        THE INTERNATIONAL SMALL CAP TRUST

                                 JUNE     , 2003
                                     -----

                               TABLE OF CONTENTS


                                                                                PAGE


INFORMATION STATEMENT

Summary .....................................................................
New Subadvisory Agreement with Salomon Brothers Asset Management Inc (SaBAM)
New Subadvisory Agreement with Lord Abbett & Co (Lord Abbett)
New Subadvisory Agreement with Templeton Investment Counsel, Inc. (Templeton)
Additional Information ......................................................
Other Matters ...............................................................
Exhibit A - Executive Officers and Directors of SaBAM .......................   A-1
Exhibit B - Executive Officers and Directors of Lord Abbett .................   B-1
Exhibit C - Executive Officers and Directors of Templeton ...................   C-1
Exhibit D - SaBAM Subadvisory  Agreement ....................................   D-1
Exhibit E - Lord Abbett Subadvisory  Agreement ..............................   E-1
Exhibit F - Templeton Subadvisory  Agreement ................................   F-1

                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108

                      INFORMATION STATEMENT TO SHAREHOLDERS
                    REGARDING NEW SUBADVISORY AGREEMENTS FOR

                              THE HIGH YIELD TRUST

                             THE ALL CAP VALUETRUST

                        THE INTERNATIONAL SMALL CAP TRUST

                                   JUNE , 2003

                                     SUMMARY

      Manufacturers Investment Trust (the "Trust") is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 75 portfolios with one series of shares for each portfolio ("Portfolio"). As Adviser to the Trust, Manufacturers Securities Services, LLC ("Manulife Securities" or the "Adviser") selects, contracts with, compensates and monitors subadvisers to manage the investment and reinvestment of the assets of each of the Portfolios of the Trust. In addition, Manulife Securities monitors the compliance of the subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of the subadvisers and reports periodically on such performance to the Board of Trustees of the Trust ("Board" or the "Trustees"). Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis. Manulife Financial Securities, LLC ("MFS LLC"), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.

      On April 2, 2003, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved three new subadvisory agreements which took effect on May 1, 2003. The first new subadvisory agreements provide for the appointment of Salomon Brothers Asset Management Inc ("SaBAM") as subadviser to the High Yield Trust (formerly managed by Miller Anderson). The second new subadvisory agreement provides for the appointment of Lord Abbett & Co. ("Lord Abbett") as subadviser to the All Cap Value Trust (formerly managed by The Dreyfus Corporation). The third new subadvisory agreement provides for the appointment of Templeton Investment Counsel, Inc. ("Templeton") as subadviser to the International Small Cap Trust (formerly managed by Founders Asset Management LLC). Neither SaBAM, Lord Abbett nor Templeton is an affiliate of the Adviser (other than by reason of serving as a subadviser to a Portfolio).

      The Trust has received an order from the Securities and Exchange Commission (the "Commission") permitting it to enter into subadvisory agreements appointing subadvisers that are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) and to change the terms of such agreements without shareholder approval. The Trust, therefore, is able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, a condition of this order is that notice be sent to shareholders informing them of new agreements. Therefore, this Information Statement is being supplied to shareholders to inform them about the new subadvisory agreements described above and will be mailed on or about June ____, 2003.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            NEW SUBADVISORY AGREEMENT
              WITH SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")
                      WITH RESPECT TO THE HIGH YIELD TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

      Prior to May 1, 2003, Miller Anderson, located at 1221 Avenue of the Americas, New York, New York, was the subadviser to the High Yield Trust pursuant to a subadvisory agreement with the Adviser dated December 31, 1996, as amended December 31, 2001, which was assigned to Morgan Stanley Investments LP on June 28, 2002 (the "Miller Anderson Agreement").

      On April 3, 2003, the Board, including the Disinterested Trustees, voted to accept the resignation of Miller Anderson as the subadviser for the High Yield Trust and to approve a new subadvisory agreement between the Adviser and SaBAM with respect to the High Yield Trust (the "SaBAM Subadvisory Agreement"). Effective May 1, 2003, SaBAM succeeded Miller Anderson as subadviser to that Portfolio. SaBAM is also subadviser to the U.S. Government Securities Trust, Strategic Bond Trust and the Special Value Trust pursuant to the terms of the SaBAM Subadvisory Agreement.

      In connection with the approval of the SaBAM Subadvisory Agreement, the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of SaBAM. The investment policies were revised as follows:

      The portfolio invests, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government Securities, mortgage backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                    CORPORATE BONDS, PREFERRED STOCKS AND
                    RATING AGENCY CONVERTIBLE SECURITIES
                ---------------------------------------------
                Moody's                          Ba through C
                Standard & Poor's                BB through D

            Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The Portfolio may also invest in investment grade securities.

            The High Yield Trust may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the SaBAM, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. SaBAM may utilize futures, swaps and other derivatives in managing the portfolio. The High Yield Trust may also invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

MANAGEMENT AND CONTROL OF SABAM

      Salomon Brothers Asset Management Inc has its principal offices at 399 Park Avenue, New York, New York 10022. Founded in 1987, Salomon Brothers Asset Management Inc managed approximately $34.2 billion in assets under management as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has investment offices in 22 countries, research centers in six cities worldwide and employs approximately 200 investment professionals.

      For information regarding the principal executive officers and directors of SaBAM, see Exhibit A hereto.

DESCRIPTION OF NEW SABAM AND OLD MILLER ANDERSON SUBADVISORY AGREEMENTS

      The provisions of the new SaBAM Subadvisory Agreement are substantially identical to the provisions of the old Miller Anderson Subadvisory Agreement. The rate of subadvisory fees payable under the new SaBAM Subadvisory Agreement is the same as the rate of subadvisory fees payable under the old Miller Anderson Subadvisory Agreement. The description of the SaBAM Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit B.

      Management Services. Under the terms of the old Miller Anderson Subadvisory Agreement and the new SaBAM Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Miller Anderson managed, and SaBAM manages, the investment of the assets of the High Yield Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

      Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The High Yield Trust currently is obligated to pay the Adviser an advisory fee of .625% for the first $500 million of average annual net assets and 0.550% on the assets above $500 million.

      As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the High Yield Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay Miller Anderson under the Miller Anderson Subadvisory Agreement and is obligated to pay SaBAM under the SaBAM Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

                                       FIRST          EXCESS OVER
HIGH YIELD TRUST                    $500 MILLION     $500 MILLION
Old Miller Anderson Subadvisory
Agreement                              .275%             .200%

New SaBAM  Subadvisory Agreement       .275%             .200%

      The following is a schedule of the fees and expenses that the High Yield Trust paid for the fiscal year ended December 31, 2002 (as an annual percentage of the current value of the net assets of that Portfolio):

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2002



                   MANAGEMENT
TRUST PORTFOLIO     FEES               12B-1 FEES           OTHER EXPENSES*              TOTAL TRUST ANNUAL EXPENSES
---------------    ----------       ----------------     --------------------           -----------------------------
                                    SERIES    SERIES                                     SERIES          SERIES
                                      I         II       SERIES I & SERIES II              I              II
                                      -         --       --------------------              -              --

High Yield         0.625%           0.150%     0.350%            0.065%                  0.840%          1.040%


*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

      Since there is no change to the advisory fee for the High Yield Trust, it is not anticipated that the expenses of the portfolio would have been materially different had SaBAM managed the portfolio during the fiscal year ended December 31, 2002.

      EXAMPLES: The following Examples illustrate the expenses of investing in the High Yield Trust. The Examples assume that the shareholder invests $10,000 in the High Yield Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                                 SERIES I SHARES

                                   (UNAUDITED)

Portfolio                                    One Year        Three Years      Five Years        Ten Years

High Yield Trust                                 $86             $268             $466           $1,037



                                SERIES II SHARES

                                   (UNAUDITED)

Portfolio                                    One Year        Three Years      Five Years        Ten Years
High Yield Trust                                $106             $331             $574           $1,271


      THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Portfolio will bear. Please note, however, that the variable contracts issued by Manulife USA and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

      Since there is no change to the advisory fee for the High Yield Trust, it is not anticipated that the expenses of the portfolio would have been materially different had SaBAM managed the portfolio during the fiscal year ended December 31, 2002.

      Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

      Definition of a Majority of Outstanding Voting Securities. As used in this Information Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

      (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at a Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

      (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

      The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

      -     the Trustees of the Trust;

      - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;

      -     the Adviser, or

      -     the Subadviser.

      The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

      At its meeting held on April 2-3, 2003, the Board of Trustees, including a majority of the Disinterested Trustees, approved the SaBAM Subadvisory Agreement.

      In evaluating the SaBAM Subadvisory Agreement, the Board considered numerous factors, including:

      (i)   the nature and quality of the services to be provided by SaBAM,

      (ii) performance information regarding the High Yield Trust relative to funds with similar objectives and policies,

      (iii) the financial statements of SaBAM, and

      (iv) whether the proposed subadvisory fee and the expense ratio of the High Yield Trust would be consistent with the fees and expense ratios of other comparable portfolios.

      At the meeting held on April 2-3, 2003, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding SaBAM. Representatives of SaBAM gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, SaBAM's plans for the High Yield Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

For the year ended December 31, 2002, the Adviser paid Miller Anderson subadvisory fees with respect to the High Yield Trust of $982,731 (.275% of average net assets). If the SaBAM Subadvisory Agreement had been in effect for the year ended December 31, 2002, the Adviser would have paid SaBAM the same amount.

ADVISORY FEES PAID

      For the year ended December 31, 2002, the High Yield Trust paid the Adviser advisory fees of $2,233,481 (.625% of average net assets), of which $1,250,750 (.350% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the High Yield Trust.

OWNERSHIP OF THE TRUST

      For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

      A description of the portfolio brokerage policies applicable to the High Yield Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY SABAM

      SaBAM currently acts as adviser or subadviser to the following other registered investment companies having similar investment objectives and policies to those of the High Yield Trust. The size of each of these funds and the rate of SaBAM's compensation for each fund are as follows:

FUND                                                ASSETS AS OF 12/31/02           FEE RATE

Salomon Brothers High Yield Bond Fund               $565,657,843                    .75%

Salomon Brothers Variable High Yield Bond Fund      $20,850,679                     .75%
Salomon Brothers Institutional High yield Bond      $87,800,065                     .50%
Fund
Salomon Brothers High Income Fund Inc               $45,665,186                     .70%
Salomon Brothers High Income Fund II Inc            $673,370,510                    1.00%
SUBADVISED MUTUAL FUNDS:
Salomon Brothers/JNL High Yield Bond Fund           $17,098,045.22                  .35% of average daily
                                                                                    net assets from $0 to
                                                                                    $50 Million)
                                                                                    .30% of average daily
                                                                                    net assets from $50 to
                                                                                    $100 Million)
                                                                                    .25% of average daily
                                                                                    net assets over $100
                                                                                    Million & above)
Heritage Income Trust - High Yield Bond Fund        $25,898,119.00                  .30%

PRIOR BOARD AND SHAREHOLDER APPROVAL OF COHEN & STEERS SUBADVISORY AGREEMENT

      The Miller Anderson Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held September 26-27, 2002 in connection with the annual renewal of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the Miller Anderson Subadvisory Agreement.

                            NEW SUBADVISORY AGREEMENT
                             WITH LORD ABBETT & CO.
                     WITH RESPECT TO THE ALL CAP VALUE TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

      Prior to May 1, 2003, The Dreyfus Corporation ("Dreyfus"), located at 200 Park Avenue, New York, New York 10166, was the subadviser to the All Cap Value Trust pursuant to a subadvisory agreement with the Adviser dated April 30, 2001 (the "Dreyfus Subadvisory Agreement").

      On April 2-3, 2003, the Board, including the Disinterested Trustees, voted to accept the resignation of Dreyfus as subadviser to the All Cap Value Trust and to approve a new subadvisory agreement between the Adviser and Lord Abbett & Co. LLC ("Lord Abbett") with respect to the All Cap Value Trust (the "Lord Abbett Subadvisory Agreement"). Effective May 1, 2003, Lord Abbett succeeded Dreyfus as subadviser to that Portfolio. Lord Abbett is also subadviser to the Mid Cap Value Trust pursuant to the terms of the Lord Abbett Subadvisory Agreement.

      In connection with the approval of the Lord Abbett Subadvisory Agreement the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of Lord Abbett. These policies were revised as follows:

      The portfolio invests primarily in equity securities of U.S. and multinational companies that Lord Abbett believes are undervalued in all capitalization ranges. Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

      The All Cap Value Trust may investment up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

MANAGEMENT AND CONTROL OF LORD ABBETT

                  Lord, Abbett & Co. LLC has its principal offices at 90 Hudson Street, Jersey City, New Jersey 07302. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $48.2 billion in more than 40 mutual funds and other advisory accounts as of December 31, 2002. Lord Abbett is a Delaware limited liability company. The Partners of Lord Abbett, all of whom are members of Lord Abbett and are actively involved in the management of Lord Abbett, are listed in Exhibit B.

DESCRIPTION OF NEW LORD ABBETT AND OLD DREYFUS SUBADVISORY AGREEMENTS

      The provisions of the new Lord Abbett Subadvisory Agreement are substantially identical to the provisions of the old Dreyfus Subadvisory Agreement, except as noted below. The rate of subadvisory fees payable under the new Lord Abbett Subadvisory Agreement is lower than the rate of subadvisory fees payable under the old Dreyfus Subadvisory Agreement. The description of the Lord Abbett Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit E.

      Management Services. Under the terms of the old Dreyfus Subadvisory Agreement and the new Lord Abbett Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Dreyfus managed, and Lord Abbett manages, the investment of the assets of the All Cap Value Trust, subject to the supervision of the

Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. Prior to May 1, 2003, the All Cap Value Trust was obligated to pay the Adviser an advisory fee of 0.800% on the first $500 million in net assets and 0.750% on net assets in excess of $500 million. Effective May 1, 2003, the advisory fee was reduced to 0.750% on the first $250 million in net assets, 0.700% on net assets between $250 million and $500 million and 0.650% on the excess of $500 million.

As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the All Cap Value Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay Dreyfus under the Dreyfus Subadvisory Agreement and is obligated to pay Lord Abbett under the Lord Abbett Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE LORD ABBETT SUBADVISORY AGREEMENT HAS RESULTED IN BOTH A DECREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES AND THE SUBADVISORY FEES PAYABLE TO LORD ABBETT BY THE ADVISER.

                                       FIRST          EXCESS OVER
ALL CAP VALUE TRUST                 $500 MILLION     $500 MILLION

Old Dreyfus
Subadvisory Agreement                  .450%             .400%
Old Advisory Agreement                 .800%             .750%


                                                     BETWEEN $250
                                       FIRST       MILLION AND $500   EXCESS OVER $500
ALL CAP VALUE TRUST                 $250 MILLION        MILLION            MILLION

New Lord Abbett
Subadvisory Agreement                  .400%             .350%              .300%
New Advisory Agreement                 .750%             .700%              .650%

      The following is a schedule of the fees and expenses that the All Cap Value Trust paid for the fiscal year ended December 31, 2002 (as an annual percentage of the current value of the net assets of that Portfolio):

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2002

TRUST PORTFOLIO                  MANAGEMENT FEES     12B-1 FEES           OTHER EXPENSES*            TOTAL TRUST ANNUAL EXPENSES
---------------                  ---------------   ---------------      --------------------         ---------------------------
                                                   SERIES   SERIES                                     SERIES          SERIES
                                                     I        II        SERIES I & SERIES II              I              II
                                                     -        --        --------------------              -              --

All Cap Value Trust                   .800%        0.150%   0.350%             0.200%                  1.150%          1.350%

*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

      The following is a schedule of the fees and expenses that the All Cap Value Trust would have paid for the fiscal year ended December 31, 2002 (as an annual percentage of the current value of the net assets of that Portfolio) had the Lord Abbett Subadvisory Agreement been in effect and had the new, lower advisory fee been in effect:

                    PRO FORMA ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2002

TRUST PORTFOLIO                  MANAGEMENT FEES     12B-1 FEES          OTHER EXPENSES*      TOTAL TRUST ANNUAL EXPENSES
---------------                  ---------------   ----------------    --------------------   ---------------------------
                                                   SERIES    SERIES                              SERIES          SERIES
                                                     I        II       SERIES I & SERIES II         I              II
                                                     -        --       --------------------         -              --
All Cap Value Trust                   0.750%       0.150%   0.350%          0.200%                1.100%          1.300%

*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

EXAMPLES: The following Examples illustrate the expenses of investing in the All Cap Value Trust. The Examples assume that the shareholder invests $10,000 in the All Cap Value Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                               PRIOR ADVISORY FEE

                                 SERIES I SHARES
                                   (UNAUDITED)

Portfolio                    One Year        Three Years      Five Years        Ten Years

All Cap Value Trust            $117             $365             $633           $1,398


                                SERIES II SHARES
                                   (UNAUDITED)

Portfolio                    One Year        Three Years      Five Years        Ten Years

All Cap Value Trust            $137                $428             $739           $1,624


                              CURRENT ADVISORY FEE

                                 SERIES I SHARES
                                   (UNAUDITED)


Portfolio                                    One Year        Three Years      Five Years        Ten Years

All Cap Value Trust                             $112             $350             $606           $1,340


                                SERIES II SHARES
                                   (UNAUDITED)

Portfolio                                    One Year        Three Years      Five Years        Ten Years
All Cap Value Trust                          $132                $412             $713           $1,568


      THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Portfolio will bear. Please note, however, that the variable contracts issued by Manulife USA and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

      Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

      The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

      -     the Trustees of the Trust;

      - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;

      -     the Adviser, or

      -     the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

Evaluation by the Board of Trustees

      At its meeting held on April 2-3, 2003, the Board of Trustees, including a majority of the Disinterested Trustees, approved the Lord Abbett Subadvisory Agreement.

      In evaluating the Lord Abbett Subadvisory Agreement, the Board considered numerous factors, including:

      (v)   the nature and quality of the services to be provided by Lord
            Abbett,

      (vi) performance information regarding the All Cap Value Trust relative to funds with similar objectives and policies,

      (vii) the financial statements of Lord Abbett, and

      (viii) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the All Cap Value Trust would be consistent with the fees and expense ratios of other comparable portfolios.

      At the meeting held on April 2-3, 2003, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding Lord Abbett. Representatives of Lord Abbett gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Lord Abbett's plans for the All Cap Value Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

      For the year ended December 31, 2002, the Adviser paid Dreyfus subadvisory fees with respect to the All Cap Value Trust of $148,334 (.450% of average net assets). If the Lord Abbett Subadvisory Agreement had been in effect for the year ended December 31, 2002, the Adviser would have paid Lord Abbett subadvisory fees with respect to the All Cap Value Trust of $131,852 (.400% of average net assets).

ADVISORY FEES PAID

      For the year ended December 31, 2002, the All Cap Value Trust paid the Adviser advisory fees of $263,705 (.800% of average net assets), of which $115,371 (.350% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the All Cap Value Trust. If the new, lower advisory fee for the All Cap Value Trust had been in effect for the year ended December 31, 2002, the Adviser would have paid advisory fees with respect to the All Cap Value Trust of $247,223 (.750% of average net assets).

OWNERSHIP OF THE TRUST

      For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

      A description of the portfolio brokerage policies applicable to the All Cap Value Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY LORD ABBETT

      Lord Abbett currently acts as adviser or subadviser to the following other registered investment companies having similar investment objectives and policies to those of the All Cap Value Trust.

The size of each of these funds and the rate of Lord Abbett's compensation for each fund are as follows:

FUND                                                ASSETS AS OF 12/31/02           FEE RATE

Lord Abbett Series Trust - Lord Abbett All Value    $364,438,586                    0.71%
Fund
Lord Abbett Series Fund, Inc. - All Value           N/A*                            0.75%
Portfolio

* Commencement of Operations for Lord Abbett Series Fund, Inc. - All Value Portfolio is April 30, 2003.

PRIOR BOARD AND SHAREHOLDER APPROVAL OF DREYFUS SUBADVISORY AGREEMENT

      The Dreyfus Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held April 2-3, 2003 in connection with the annual renewal of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the Dreyfus Subadvisory Agreement.

                            NEW SUBADVISORY AGREEMENT
                     WITH TEMPLETON INVESTMENT COUNSEL, INC.
                WITH RESPECT TO THE INTERNATIONAL SMALL CAP TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

      Prior to May 1, 2003, Founders Asset Management LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, was the subadviser to the International Small Cap Trust pursuant to a subadvisory agreement with the Adviser dated April 1, 1998, as amended December 30, 2001 (the "Founders Agreement").

      On April 3, 2003, the Board, including the Disinterested Trustees, voted to accept the resignation of Founders as subadviser to the International Small Cap Trust and to approve a new subadvisory agreement between the Adviser and Templeton Investment Counsel, Inc. ("Templeton") with respect to the International Small Cap Trust (the "Templeton Subadvisory Agreement. Effective May 1, 2003, Templeton succeeded Founders as subadviser to that Portfolio. Templeton is also subadviser to the International Value Trust pursuant to the terms of the Templeton Subadvisory Agreement.

      In connection with the approval of the Templeton Subadvisory Agreement the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of Templeton. These policies were revised as follows:

                  Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities").

                  The portfolio may invest in small company securities in emerging markets. In some emerging markets, the portfolio may invest in companies that qualify as smaller companies but that still are among the largest in the market. The portfolio may also invest a portion of its assets in the equity securities of larger foreign companies.

                  An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

      The portfolio may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

MANAGEMENT AND CONTROL OF TEMPLETON

      The management and control of Templeton is described above under "Management and Control of Templeton."

      DESCRIPTION OF NEW TEMPLETON AND OLD FOUNDERS SUBADVISORY AGREEMENTS

      The provisions of the new Templeton Subadvisory Agreement are substantially identical to the provisions of the old Founders Subadvisory Agreement. In addition, the rate of subadvisory fees payable under the new Templeton Subadvisory Agreement is the same as the rate of subadvisory fees payable under the old Founders Subadvisory Agreement. The description of the Templeton Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit B.

      Management Services. Under the terms of the old Founders Subadvisory Agreement and the new Templeton Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Founders managed, and Templeton manages, the investment of the assets of the International Small Cap Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

      Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The International Small Cap Trust currently is obligated to pay the Adviser an advisory fee of 0.950% of the first $200 million of net assets, 0.850% of the net assets between $200 million and $500 million and 0.750% of net assets in excess of $500 million.

      As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the International Small Cap Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay Founders under the Founders Subadvisory Agreement and is obligated to pay Templeton under the Templeton Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE TEMPLETON SUBADVISORY AGREEMENT HAS RESULTED IN NO CHANGE IN EITHER THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR SUBADVISORY FEES PAYABLE TO TEMPLETON BY THE ADVISER.

                                                         BETWEEN
INTERNATIONAL SMALL CAP TRUST          FIRST        $200 MILLION AND       EXCESS OVER
                                    $200 MILLION      $500 MILLION        $500 MILLION

Old Founders  Subadvisory
Agreement                              0.600%            0.500%              0.400%
New Templeton Subadvisory
Agreement                              0.600%            0.500%              0.400%


      The following is a schedule of the fees and expenses that the International Small Cap Trust paid for the fiscal year ended December 31, 2002 (as an annual percentage of the current value of the net assets of that Portfolio):

                         ANNUAL FUND OPERATING EXPENSES

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                     FOR FISCAL YEAR ENDED DECEMBER 31, 2002

TRUST PORTFOLIO                  MANAGEMENT FEES     12B-1 FEES           OTHER EXPENSES*      TOTAL TRUST ANNUAL EXPENSES
---------------                  ---------------   ---------------     --------------------    ---------------------------
                                                   SERIES   SERIES                                 SERIES        SERIES
                                                     I        II       SERIES I & SERIES II          I             II
                                                     -        --       --------------------          -             --

International Small Cap               0.950%       0.150%   0.350%          0.470%                1.570%          1.770%

*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

      Since there is no change to the advisory fee for the International Small Cap Trust, it is not anticipated that the expenses of the portfolio would have been materially different had Templeton managed the portfolio during the fiscal year ended December 31, 2002.

      EXAMPLES: The following Examples illustrate the expenses of investing in the International Small Cap Trust. The Examples assume that the shareholder invests $10,000 in the International Small Cap Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                                 SERIES I SHARES
                                   (UNAUDITED)


Portfolio                                    One Year        Three Years      Five Years        Ten Years

International Small Cap Trust                   $160             $496             $855           $1,867



                                SERIES II SHARES
                                   (UNAUDITED)

Portfolio                                    One Year        Three Years      Five Years        Ten Years
International Small Cap Trust                   $180             $557             $959           $2,084


      THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Portfolio will bear. Please note, however, that the variable contracts issued by Manulife USA and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

      Since there is no change to the advisory fee for the International Small Cap Trust, it is not anticipated that the expenses of the portfolio would have been materially different had Templeton managed the portfolio during the fiscal year ended December 31, 2002.

      Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

      The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

      -     the Trustees of the Trust;

      - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;

      -     the Adviser, or

      -     the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

      At its meeting held on April 2-3, 2003, the Board of Trustees, including a majority of the Disinterested Trustees, approved the Templeton Subadvisory Agreement.

      In evaluating the Templeton Subadvisory Agreement, the Board considered numerous factors, including:

      (ix)  the nature and quality of the services to be provided by Templeton,

      (x) performance information regarding the International Small Cap Trust relative to funds with similar objectives and policies,

      (xi)  the financial statements of Templeton, and

      (xii) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the International Small Cap Trust would be consistent with the fees and expense ratios of other comparable portfolios.

      At the meeting held on April 2-3, 2003, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding Templeton. Representatives of Templeton gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Templeton's plans for the International Small Cap Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

      For the year ended December 31, 2002, the Adviser paid Founders subadvisory fees with respect to the International Small Cap Trust of $793,451 (.600% of average net assets). If the Templeton Subadvisory Agreement had been in effect for the year ended December 31, 2002, the Adviser would have paid Templeton the same amount since there is no change in the subadvisory fee.

ADVISORY FEES PAID

      For the year ended December 31, 2002, the International Small Cap Trust paid the Adviser advisory fees of $1,256,297 (.950% of average net assets), of which $462,846 (.350% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the International Small Cap Trust.

OWNERSHIP OF THE TRUST

      For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

      A description of the portfolio brokerage policies applicable to the International Small Cap Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY TEMPLETON

      Templeton currently acts as adviser or subadviser to the following other registered investment companies having similar investment objectives and policies to those of the International Small Cap Trust.

The size of each of these funds and the rate of Templeton's compensation for each fund are as follows:

FUND                                                ASSETS AS OF 12/31/02           FEE RATE

TIFI Foreign Smaller Companies Series               $11,066,087                     0.95%

SUBADVISED MUTUAL FUNDS:

AXP Partners International Small Cap Fund           $6,241,773                      0.70% (tiered)

Templeton Foreign Smaller Companies Fund            $89,577,783                     1.00%


PRIOR BOARD AND SHAREHOLDER APPROVAL OF FOUNDERS SUBADVISORY AGREEMENT

      The Founders Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held June 27-28, 2002 in connection with the annual approval of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the Founders Subadvisory Agreement.

                             ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

      The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and life contracts ("contracts"). As of December 31, 2002, the shares of the Trust, including the shares of the High Yield Trust, All Cap Value Trust and the International Small Cap Trust, were legally owned by: (i) The Manufacturers Life Insurance Company (U.S.A) ("Manulife USA") and (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"). The parent of both Manulife USA and Manulife New York is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

      Manulife U.S.A. Manulife U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 38500 Woodward Avenue, Bloomfield Hills, Michigan 48304. Its Insurance and Pension Service Office address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Its Annuity Service Office address is 500 Boylston Street, Suite 400, Boston, Massachusetts 02116. Manulife U.S.A. holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company (U.S.A.) Separate Account H and variable life contracts in The Manufacturers Life Insurance Company (U.S.A.) Separate Accounts A, I, L, and N, all of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account. Manulife USA also holds shares of the Trust in various unregistered separate accounts that are made available exclusively to qualified plans.

      Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

PORTFOLIO BROKERAGE

      Pursuant to the subadvisory agreements for each of the Trust Portfolios, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      Selection of Brokers or Dealers to Effect Trades

         In selecting broker/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including;

      -     price, dealer spread or commission, if any,

      - the reliability, integrity and financial condition of the broker-dealer,

      -     size of the transaction,

      -     difficulty of execution, and

      -     brokerage and research services provided.

         Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

      Soft Dollar Considerations

         In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

         Brokerage and research services provided by brokers or dealers include advice, either directly or through publications or writings, as to:

      -     the value of securities,

      -     the advisability of purchasing or selling securities,

      - the availability of securities or purchasers or sellers of securities, and

      - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
            (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

      To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

      Sales Volume Considerations

         Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

      Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2002, no commissions were paid to affiliated brokers of the High Yield Trust, the All Cap Value Trust or the International Small Cap Trust.

                                  OTHER MATTERS


         The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2002 to any shareholder upon request. To obtain a report, please contact the Trust by calling (800) 344-1029 or by writing to the Trust at 73 Tremont Street, Boston, Massachusetts 02108,
Attn: Gordon Shone.

         Manufacturers Securities Services, LLC ("Manulife Securities"), the adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108. The principal underwriter of the Trust and of certain insurance contracts issued by affiliate of the Trust is Manulife Financial Securities, LLC located at 73 Tremont Street, Boston, Massachusetts 02108.

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

         The cost of the preparation, printing and distribution of this Information Statement is an expense of Manufacturers Investment Trust.

                                    EXHIBIT A

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                 SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")

NAME AND ADDRESS*    POSITION WITH SABAM           PRINCIPAL OCCUPATION

Peter Wilby          Director                      Fixed Income Portfolio Manager
Virgil Cumming       Director                      Chief Investment Officer
Even Merberg         Director                      Chief Administrative Officer
Ross Margolies       Managing Director             Equity Portfolio Manager
Carol Epstein        Secretary                     Legal


*The business address of each such person, unless otherwise noted, is 399 Park Avenue, New York, NY, 10022.

                                    EXHIBIT B

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                     LORD, ABBETT & CO. LLC ("LORD ABBETT")

NAME AND ADDRESS*          PRINCIPAL OCCUPATION

Tracie E. Ahern            Director of Portfolio Accounting and Operations
Joan A. Binstock           Chief Operations Officer
Michael Brooks             Central Division Director
Zane E. Brown              Director of Fixed Income
Patrick Browne             Eastern Division Director
Daniel E. Carper           Mutual Funds Sales and Marketing Director
John J. DiChiaro           Senior Strategy Coordinator
Sholom Dinsky              Portfolio Manager - Large Cap Value
Lesley-Jane Dixon          Portfolio Manager/Senior Research Analyst
Robert S. Dow              Managing Partner and Chief Investment Officer
Kevin P. Ferguson          Portfolio Manager - Mid Cap Growth
Robert P. Fetch            Portfolio Manager - Small Cap Value
Daria L. Foster             Senior Marketing and Client Service Director
Daniel H. Frascarelli      Portfolio Manager - Large Cap Value
Robert I. Gerber           Director of Taxable Fixed Income
Michael S. Goldstein       Portfolio Manager  Fixed Income
Michael A. Grant           Director of Institutional Marketing
Howard E. Hansen           Portfolio Manager - Mid Cap Value
Paul A. Hilstad            General Counsel
Charles Hofer              Product Manager
Thomas W. Hudson           Director of Equity Mutual Funds
Cinda Hughes               Portfolio Manager - Small Cap Growth
Ellen G. Itskovitz         Senior Research Analyst - High Yield/Convertible
Lawrence H. Kaplan         Deputy General Counsel
Robert Lee                 Portfolio Manager - Fixed Income
Maren Lindstrom            Portfolio Manager - Fixed Income
Gregory M. Macosko         Senior Analyst
Thomas Malone              Western Division Director
Charles Massare, Jr.       Director of Quantitative Research & Risk Management
Stephen J. McGruder        Senior Portfolio Manager  - Small Cap Growth Fund
Paul McNamara              Director of Defined Contributions Services
Robert G. Morris           Director of Equity Investments
Robert J. Noelke           National Sales Manager
A. Edward Oberhaus III     Manager of Equity Trading
R. Mark Pennington         Director of Private Advisory Services
Walter Prahl               Director of Quantitative Research, Taxable Fixed Income
Michael Rose               Director of Retirement Planning
Eli M. Salzmann            Director of Institutional Equity Investments
Douglas B. Sieg            Director of Marketing
Richard Sieling            Managing Director - Lord Abbett Limited
Michael T. Smith           Portfolio Manager - Small Cap Value/Small Cap Blend
Richard Smola              Portfolio Manager - Municipals
Diane Tornejal             Director of Human Resources
Christopher J. Towle       Senior Portfolio Manager - Convertible and High Yield
Edward von der Linde       Portfolio Manager - Mid Cap Value
Marion Zapolin             Chief Financial Officer

*The business address of each such person, unless otherwise noted, is 90 Hudson Street, Jersey City, NJ 07302. In addition to the Partners, Susan E. Lynch and Johan M. McCarthy are non-executive members of members of Lord, Abbett & Co. LLC.

                                    EXHIBIT C

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                 TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

NAME AND ADDRESS*       POSITION WITH DEAM                          PRINCIPAL OCCUPATION

Donald F. Reed          Chief Executive Officer                     He is also an officer and/or director of
                                                                    various Franklin Templeton affiliates and
                                                                    investment companies. Serves as president,
                                                                    CEO and a Director of Franklin
                                                                    Templeton Investments Corp., an affiliated
                                                                    Canadian adviser; a Director and Executive
                                                                    Vice President of Templeton Worldwide,
                                                                    Inc.; and as a member of the Executive
                                                                    Committee of Franklin Resources, Inc.

Gary P. Motyl           President                                   He is also an officer and/or director of
                                                                    various Franklin Templeton affiliates and
                                                                    investment companies.

Martin L. Flanagan      EVP & COO                                   He is also a Director, Executive Vice
                                                                    President and Chief Operating Officer of
                                                                    TICL; President, Member - Office of the
                                                                    President, CFO & COO of FRI; and serves as
                                                                    an officer and/or director of various
                                                                    Franklin Templeton affiliates, some of
                                                                    which are investment advisers and/or
                                                                    broker-dealers. He is also an officer of
                                                                    several Franklin Templeton investment
                                                                    companies.

Cindy  L. Sweeting      EVP, Director of Research                   Portfolio Manager/Research Analyst for
                                                                    Registrant and Executive Vice President
                                                                    for Fiduciary Trust International of the
                                                                    South.

Edgerton(Tucker)        SVP                                         Portfolio Manager/Research Analyst and
Scott II                                                            Vice President of Fiduciary Trust
                                                                    International of the South.


*The business address of each such person, unless otherwise noted, is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394.

                                    EXHIBIT D

                      SALOMON BROTHERS ASSET MANAGEMENT INC
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 28th day of November, 1997, [as amended through May 1, 2003], between Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or "Adviser"), and Salomon Brothers Asset Management, Inc, a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1     APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio" or "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2     SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide determinations of the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provided research and brokerage services a higher commission for a particular transaction than otherwise might have been charges by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the subadviser. The Subadviser may use for the benefit of the Subadviser's other client's or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 ("the Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as Subadviser to the Portfolios, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard or, the duties of the Subadviser or any of its directors, officers or employees.

5.    SUPPLEMENTAL ARRANGEMENTS

      The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as Trustees, officers, stockholders or otherwise; that directors, officers, agents and stockholders of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions thereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective on the later of its execution or its approval by the Board of Trustees of the Trust (as described below). Thereafter, the Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

      If any required shareholder approval of the Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. The Subadviser fails to be registered as an investment adviser under the Investment Adviser's Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this agreement.

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of any Portfolio changes.

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested person of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolios listed in Appendix A.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to void in law or in equity, the Agreement shall be construed , insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the dated first mentioned above.

[SEAL]                                   Manufacturers Securities Services, LLC

                                         by:  The Manufacturers Life Insurance
Company
                                              of North America*, its managing
                                              member

                                         by:
                                            ------------------------------------
                                                  John D. DesPrez, III President

[SEAL]                                   Salomon Brothers Asset Management Inc.

                                         by:
                                            ------------------------------------

*Effective January 1, 2002, The Manufacturers Life Insurance Company of North America merged into The Manufacturers Life Insurance Company(U.S.A.)

                                   APPENDIX A

      The Subadviser shall serve as investment adviser for each of the following portfolios of the Trust. The Adviser for each of the following portfolios of the Trust. The adviser will pay the subadviser, as full compensation for all services provided under the Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                 FIRST              EXCESS OVER
PORTFOLIO                                    $500 MILLION          $500 MILLION
High Yield Trust..........................     .275%                 .200%


      The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

      If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                    EXHIBIT E

                                LORD ABBETT & CO.
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 30th day of April, 2001 [as amended May 1, 2003], between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Lord Abbett & Co., a LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

      1.    other subadvisers to a Portfolio;

      2.    other subadvisers to a Trust portfolio; and

      3. other subadvisers to a portfolio under common control with the Portfolio.


3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership of the Subadviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

      The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                    Manufacturers Securities Services, LLC

                    by: The Manufacturers Life Insurance Company of North America, Managing Member*

                    by:
                            ----------------------------------------------------
                            James R. Boyle, President


                    by:
                            ----------------------------------------------------
                            James D. Gallagher, Vice President, Secretary
                            and General Counsel

                    Lord, Abbett & Co. LLC


                    by:
                           ----------------------------------------------------

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                      BETWEEN
                                                                   $250,000,000
                                                 FIRST                  AND               EXCESS OVER
PORTFOLIO                                    $250,000,000          $500,000,000          $500,000,000

All Cap Value Trust.......................     .400%                 .350%                .300%


      The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

      If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

*Effective January 1, 2002, The Manufacturers Life Insurance Company of North America merged into The Manufacturers Life Insurance Company(U.S.A.)

                                    EXHIBIT F

                       TEMPLETON INVESTMENT COUNSEL, INC.
                              SUBADVISORY AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 1st day of February, 1999 [as amended through May 1, 2003], between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Templeton Investment Counsel, Inc, a Florida Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. Prior to the effective date of this Agreement, Adviser shall provide Subadviser with a current copy of the Trust's Registration Statement. Thereafter, Adviser shall promptly notify the Subadviser in writing of any changes to such Registration Statement that relate to the Subadviser or the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. periodically report to the Trustees of the Trust and the Adviser with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

      vi. purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolios.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value, proxy voting services and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. Subadviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Portfolios, or the issuers thereof, including actions involving bankruptcy. Should Subadviser desire to undertake litigation against an issuer on behalf of a Portfolio, the Subadvisr shall obtain the prior written consent of the Adviser to undertake such litigation. If the Adviser consents to such litigation, the Adviser agrees to pay the portion of any reasonable legal fees associated with the action (and the Adviser may then receive reimbursement from the Portfolio for payment of such legal fees) or the Portfolio will forfeit any claim to any assets the Subadviser may recover on behalf of the Portfolio up to the amount of such legal fees owed by the Adviser to the Subadviser. If the Adviser does not consent to such litigation, the Adviser agrees to hold Subadviser harmless for excluding the Portfolio from such action and agrees to indemnify the Subadviser against any claims the Portfolio may have against the Subadviser resulting from the Portfolio's exclusion.

      In the case of class action suits involving issuers held in the Portfolios, Subadviser may include information about a Portfolio for purposes of participating in any settlement with the prior written permission of the Adviser which will not be unreasonably withheld.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in
the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                   Manufacturers Securities Services, LLC

                   by: The Manufacturers Life Insurance Company of North America, Managing Member*



                   by:
                           --------------------------------------------
                           Ted Kilkuskie, President

                   by:
                           --------------------------------------------
                           James D. Gallagher, Vice President, Secretary and General Counsel

                   Templeton Investment Counsel, Inc.



                   by:
                           --------------------------------------------

*Effective January 1, 2002, The Manufacturers Life Insurance Company of North America merged into The Manufacturers Life Insurance Company(U.S.A.)

                       AMENDMENT TO SUBADVISORY AGREEMENT

      AMENDMENT made as of this 1st day of May, 2003 to the Subadvisory Agreement dated February 1, 1999 (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited partnership (the "Adviser"), and Templeton Investment Counsel, LLC (formerly Templeton Investment Counsel, Inc.) (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    CHANGE IN APPENDIX A

      Appendix A to the Agreement is hereby amended to add the subadvisory fee for the International Small Cap Trust as set forth in the revised Appendix A attached to this Amendment.

2.    CONSULTATIONS WITH OTHER SUBADVISERS

      The Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

      4.    other subadvisers to a Portfolio;

      5.    other subadvisers to a Trust portfolio; and

      6. other subadvisers to a portfolio under common control with the Portfolio.

3.    EFFECTIVE DATE

      This Amendment shall become effective with respect to the International Small Cap Trust on the later to occur of: (i) approval of the Amendment by the Board of Trustees of Manufacturers Investment Trust, (ii) execution of the Amendment and (iii) May 1, 2003.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

MANUFACTURERS SECURITIES SERVICES, LLC

By:  The Manufacturers Life Insurance Company (U.S.A.), its managing member

By:
      ---------------------------------------------
      James D. Gallagher, Executive Vice President,
      Secretary and General Counsel


         TEMPLETON INVESTMENT COUNSEL, LLC

By:
      ---------------------------------------------

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                      BETWEEN               BETWEEN
                                                                    $50,000,000          $200,000,000
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                     $50,000,000          $200,000,000          $500,000,000          $500,000,000

International Small Cap Trust.............     .600%                 .600%                .500%                 .400%


      The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

      If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.